SECURITIES AND EXCHANGE COMMISSION

                   WASHINGTON, D.C.  20549



                           FORM 8-K



                        CURRENT REPORT

              Pursuant to Section 13 or 15(d) of
             the Securities Exchange Act of 1934



Date of Report                             January 23, 2004
(Date of earliest event reported)         (January 23, 2004)


                HEARTLAND FINANCIAL, USA, INC.
    (Exact name of Registrant as specified in its charter)


                           Delaware
        (State or other jurisdiction of incorporation)


       0-24724                               42-1405748
(Commission File Number)                  (I.R.S. Employer
                                     Identification Number)


1398 Central Avenue, Dubuque, Iowa                    52001
(Address of principal executive offices)          (Zip Code)


                        (563) 589-2100
     (Registrant's telephone number, including area code)


Item 5.  Other Information

On January 23, 2004, Heartland Financial USA, Inc. issued a press release announcing the retirement of Robert Woodward from the Heartland board of directors and the election of Ronald A. Larson to fill the vacancy. The press release is attached hereto as
Exhibit 99.


Item 7. Financial Statements, Pro Forma Financial Information and
Exhibits

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

          None.

     (b)  PRO FORMA FINANCIAL INFORMATION.

          None.

     (c)  EXHIBITS.

          99  Press Release dated January 23, 2004.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              HEARTLAND FINANCIAL USA, INC.



Dated:  January 23, 2004      By:/s/ John K. Schmidt
                                ---------------------------
                                John K. Schmidt
                                Executive Vice President
                                and Chief Financial Officer